Exhibit 10.1

THIRD AMENDMENT TO

REGISTRATION RIGHTS AGREEMENT

This Third Amendment to Registration Rights Agreement (this “Third Amendment”) is made and entered into effective as of August 1, 2003, by and between Analytical Surveys, Inc., a Colorado corporation (the “Company”), and Tonga Partners, L.P., a Delaware limited partnership (“Tonga”).

RECITALS

A. In connection with an investment by Tonga in the Company, the parties entered into a Registration Rights Agreement dated as of April 2, 2002, a First Amendment to Registration Rights Agreement dated effective as of June 1, 2002, and a Second Amendment to Registration Rights Agreement dated effective as of February 1, 2003 (as amended, the “Registration Rights Agreement”).

B. The Registration Rights Agreement obligates the Company to file an S-1 registration statement by no later than August 31, 2003.

C. The parties desire to extend the date for filing of such registration statement to December 31, 2003.

AGREEMENT

1. The parties hereby amend the definition of “Filing Date” in the Registration Rights Agreement to read in its entirety as follows:

“Filing Date” means December 31, 2003

2. Except as otherwise expressly provided in this Third Amendment, all of the terms and conditions of the Registration Rights Agreement shall remain in full force and effect.

3. This Third Amendment shall be binding upon and inure to the benefit of the parties and their successors and assigns. This Third Amendment shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to choice of law provisions. This Third Amendment may be executed in counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument.

[signatures appear on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

ANALYTICAL SURVEYS, INC.

By:	/s/ Lori Jones

Name:	Lori Jones

Title:	Chief Financial Officer

TONGA PARTNERS, L.P.

By:	/s/ Mark R. Diamond

Name:	Mark R. Diamond

Title:	General Counsel